UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 1, 2020
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.     Changes in Registrant's Certifying Accountant
(a) On December 1, 2020, following a competitive process undertaken by the Audit Committee of the Board of Directors (the "Audit Committee") of Aramark ("Aramark" or the "Company"), the Company informed Deloitte & Touche LLP (“Deloitte”) that the Audit Committee had selected Deloitte to serve as Aramark's independent registered public accounting firm for the fiscal year ending October 1, 2021 ("Fiscal Year 2021”), subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter. On the same date, Aramark informed KPMG LLP (“KPMG”) that the Audit Committee had determined to dismiss KPMG (Aramark’s independent registered public accounting firm for the fiscal year ending October 2, 2020 ("Fiscal Year 2020"), and prior years). KPMG’s dismissal became effective on December 1, 2020 which followed the completion of KPMG's audit of Aramark’s consolidated financial statements for Fiscal Year 2020 and the filing of the related Annual Report on Form 10-K.
The audit reports of KPMG on the Company's consolidated financial statements for Fiscal Year 2020 and the fiscal year ended September 27, 2019 ("Fiscal Year 2019") did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the following:
KPMG’s report on the Company’s consolidated financial statements as of and for the fiscal years ending October 2, 2020 and September 27, 2019, contained a separate paragraph stating that “As discussed in Note 8 to the consolidated financial statements, the Company has changed its method of accounting for leases as of September 28, 2019 due to the adoption of Accounting Standards Codification Topic 842, Leases. As discussed in Note 7 to the consolidated financial statements, the Company has changed its method of accounting for revenue as of September 29, 2018 due to the adoption of Accounting Standards Codification Topic 606, Revenue from Contracts with Customers.”
The audit reports of KPMG on the effectiveness of internal control over financial reporting as of and for the fiscal years ending October 2, 2020 and September 27, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During Fiscal Year 2020 and Fiscal Year 2019 and the period from October 2, 2020 to December 1, 2020, there were (i) no "disagreements" as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with its report on Aramark's consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided a copy of the foregoing disclosures to KPMG and requested that KPMG furnish Aramark with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of KPMG's letter, dated December 4, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) During Fiscal Year 2019 and Fiscal Year 2020 and the period from October 2, 2020 to December 1, 2020, neither Aramark nor anyone acting on its behalf consulted with Deloitte, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Aramark's consolidated financial statements, and neither a written report nor oral advice was provided to Aramark that Deloitte concluded was an important factor considered by Aramark in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits

(d)	Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description

16.1	Letter from KPMG LLP addressed to the Securities and Exchange Commission, dated as of December 4, 2020.
104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	December 4, 2020	By:	/s/ THOMAS G. ONDROF
		Name:	THOMAS G. ONDROF
		Title:	Executive Vice President and
Chief Financial Officer